February 10, 2016

The Ensign Group Meets Earnings Guidance of $1.27 Per Share for 2015; Reaffirms 2016 Projections

Conference Call and Webcast Scheduled for Tomorrow, February 11, 2016 at 10:00am PT

MISSION VIEJO, Calif., Feb. 10, 2016 (GLOBE NEWSWIRE) -- The Ensign Group, Inc. (Nasdaq:ENSG), the parent company of the Ensign™ group of skilled nursing, rehabilitative care services, home health, home care, hospice care, assisted living and urgent care companies, today reported operating results for the fourth quarter and full year 2015.

Quarter and Fiscal Year Highlights Include:

•	Adjusted earnings per share were $1.27 for the year, an increase of 16.4% over the prior year, and $0.35 for the quarter, an increase of 29.6% over the prior year quarter;

•	Consolidated adjusted net income climbed 31.6% over the prior year to $66.1 million, and 44.7% over the prior year quarter to $18.5 million;

•	Consolidated adjusted EBITDAR was $221.3 million for the year, an increase of 38.8%, and $63.1 million for the quarter, an increase of 43.5%;

•
Same-store revenue for all segments grew by 6.9% over the prior year, and by 7.9% over the prior year quarter, and same-store TSA revenue grew by 6.4% over the prior year, and by 7.5% over the prior year quarter;

•	Same store skilled revenue mix increased by 115 basis points over the prior year to 52.9%;

•	Cornerstone Healthcare, Inc., our home health and hospice subsidiary, grew its revenue by $35.8 million to $90.4 million for the year, an increase of 65.7% over the prior year; and

•
Consolidated revenues for the year were up $314.4 million or 30.6% over the prior year to $1.34 billion, and consolidated revenues for the quarter were up $96.3 million or 34.8% over the prior year quarter to $373.2 million.

Operating Results

"We are pleased to report that operating results met consensus and our annual earnings guidance, which was increased three times during 2015, with adjusted earnings per share of $1.27 for the year," said Ensign's President and Chief Executive Officer Christopher Christensen. He stated that "Although there were some temporary challenges in some operations, the overall strength inherent in Ensign's local approach to healthcare continues to drive steady improvements in each distinct healthcare market."  He credited the 2015 results to the local leaders and their teams, highlighting their ability to innovate in the midst of an ever-changing healthcare environment.

Mr. Christensen reiterated that as of December 31, 2015, the company had 68 operations in the recently acquired bucket, which is the highest number of operations in that category in the organization's history. "While we are pleased with the contribution of a few of our newly acquired facilities to our 2015 results, most of our newly acquired operations have not yet contributed to our results in any meaningful way," he said. He also noted that "our recent growth puts us in an unprecedented position for continued organic improvement in 2016 and beyond as these recently acquired operations begin to meet their potential, most of which we expect to occur towards the end of 2016."

"We are also pleased to be reaffirming our annual guidance for 2016, projecting annual revenue of between $1.53 billion and $1.58 billion and annual earnings per share guidance between $1.43 and $1.50 per diluted share," Christensen continued.  He also emphasized that, given the number of new operations acquired last year, management expects much of the increase in performance in 2016 to occur in the later part of the year, adding that it often takes several quarters for newly acquired facilities to perform. He also noted that, "As we often remind you, our results are not symmetrical from quarter to quarter, especially in periods of significant growth, but we have been able to project performance fairly accurately on an annual basis."

Chief Financial Officer Suzanne Snapper reported that Ensign's balance sheet remains strong in spite of our record acquisition activity, with its conservative adjusted net-debt-to-EBITDAR ratio of 3.37x at year end.  Ms. Snapper added that "as a result of our ever improving discipline, we recently increased our revolving line of credit to $250 million, an increase of $100 million." She further noted that as of December 31, 2015 the company had$41.6 million in cash on hand.
Ms. Snapper also reported that consolidated revenues in for the year were up 30.6% over the prior year to a record $1.34 billion and consolidated adjusted EBITDAR for the year grew by 38.8% to $221.3 million.  Fully diluted adjusted earnings per share were $0.35 for the quarter and adjusted net income was $18.5 million.  Fully diluted GAAP earnings per share were $1.06 for the year and $0.26 for the quarter.

A discussion of the company's use of non-GAAP financial measures is set forth below. A reconciliation of net income to adjusted EBITDAR and adjusted EBITDA, as well as a reconciliation of GAAP earnings per share and net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release.

More complete information is contained in the Company's 10-K, which was filed with the SEC today and can be viewed on the Company's website at http://investor.ensigngroup.net.

Quarter Highlights

During the quarter, Ensign paid a quarterly cash dividend of $0.04 per share of its common stock, an increase of 6.7% over the prior year. This is the thirteenth consecutive year Ensign has increased its dividend, signaling the board's and management's continued confidence in Ensign's operating model and its ability to return long-term value to shareholders. Ensign has been a dividend-paying company since 2002.

In addition, the Company completed a 2 for 1 split of its outstanding stock, increasing the number of basic outstanding shares to approximately 51.4 million as of December 31, 2015. Mr. Christensen noted that the stock split made Ensign stock more affordable for a wider range of investors, increasing the liquidity and trading volumes.

On February 5, 2016, Ensign also increased its revolving credit facility by $100 million to an aggregate of $250 million, $111.8 million of which was drawn as of February 5, 2016.  The amendment reduced the LIBOR-based interest rate by 50 basis points and extended the termination date for the revolving commitment to February 5, 2021, among other things.

Also during the quarter and since, affiliates of Ensign acquired 7 skilled nursing facilities and opened 3 healthcare resorts, including:

•	In Kansas, The Healthcare Resort of Kansas City, featuring a 70-bed licensed transitional care operation and 30 private assisted living suites under a long-term lease;

•
In Chandler and Scottsdale, Arizona, Chandler Post Acute and Rehabilitation, a 120-bed skilled nursing operation, and Shea Post Acute Rehabilitation Center, a 105-bed skilled nursing operation under a long-term lease;

•	In West Columbia, South Carolina, the operations and real estate of Millennium Post Acute Rehabilitation, a 125-bed skilled nursing operation;

•	In Kansas, The Healthcare Resort of Shawnee Mission, featuring a 101-bed licensed transitional care operation and 24 private assisted living suites under a long-term lease;

•	In El Cajon, California, the underlying real estate of Somerset Subacute and Rehabilitation, a 46-bed skilled nursing operation that has been operated under a lease arrangement since December 2014;

•
In South Carolina, the operations and real estate of Compass Post Acute Rehabilitation, a 95-bed skilled nursing operation in Conway, Las Colinas Post Acute Rehabilitation, a 99-bed skilled nursing operation in Rock Hill, and Opus Post Acute Rehabilitation, a 100-bed skilled nursing operation in West Columbia; and

•	In Kansas, The Healthcare Resort of Olathe, featuring a 70-bed licensed transitional care operation and 30 private assisted living suites under a long-term lease;
These additions bring Ensign's growing portfolio to 187 healthcare operations, thirty-two of which are owned, fourteen hospice agencies, fifteen home health agencies, three home care businesses and seventeen urgent care clinics across 14 states.  Mr. Christensen reaffirmed that Ensign continues to actively seek transactions to acquire real estate and to lease both well-performing and struggling skilled nursing, assisted living and other healthcare related businesses in new and existing markets.

2016 Guidance Reaffirmed

Management also reaffirmed its 2016 guidance, projecting annual revenue of between $1.53 billion and $1.58 billion and earnings per share guidance to between $1.43 and $1.50 per diluted share for 2016.  Management's guidance is based on diluted weighted average common shares outstanding of 53.3 million, which includes the impact of the 2 for 1 stock split completed in the fourth quarter of 2015.  In addition, the guidance assumes, among other things, anticipated Medicare and Medicaid reimbursement rate increases net of provider taxes, tax rates of 38.5% and acquisitions closed. It also excludes acquisition-related costs and amortization costs related to intangible assets acquired, stock based compensation, implementation costs for system improvements, costs incurred to recognize income tax credits and costs incurred for facilities currently being constructed and other start-up operations.

Conference Call

A live webcast will be held Thursday, February 11, 2016 at 10:00 a.m. Pacific time (1:00 p.m. Eastern time) to discuss Ensign's fourth quarter and fiscal year 2015 financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors Relations section of Ensign's website at http://investor.ensigngroup.net. The webcast will be recorded, and will be available for replay via the website until 5:00 p.m. Pacific Time on Friday, March 25, 2016.

About Ensign

The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, urgent care services and other rehabilitative and healthcare services at 187 facilities, fourteen hospice agencies, fifteen home health agencies, three home care businesses and seventeen urgent care clinics in California,Arizona, Texas, Washington, Utah, Idaho, Colorado, Nevada, Iowa, Nebraska, Oregon, Wisconsin, Kansas and South Carolina. More information about Ensign is available at http:/www.ensigngroup.net. Each of these operations is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar terms, are not meant to imply that The Ensign Group, Inc. has direct operating assets, employees or revenue, or that any of the operations, the home health and hospice businesses, the Service Center or the captive insurance subsidiary are operated by the same entity. More information about Ensign is available at http://www.ensigngroup.net.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management's current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company's business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company's periodic filings with the Securities and Exchange Commission, including its Form 10-K, for a more complete discussion of the risks and other factors that could affect Ensign's business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor/Media Relations, The Ensign Group, Inc., (949) 487-9500, ir@ensigngroup.net.

SOURCE: The Ensign Group, Inc.

THE ENSIGN GROUP, INC.
GAAP and ADJUSTED CONSOLIDATED STATEMENT OF INCOME
(In thousands, except per share data)

	Three Months Ended December 31, 2015				Year Ended December 31, 2015
	As Reported	Non-GAAP Adj.		As Adjusted	As Reported	Non-GAAP Adj.		As Adjusted
Revenue	$373,155	$(8,059)	$(5)	$365,096	$1,341,826	$(28,066)	$(5)	$1,313,760
Expense:
Cost of services (exclusive of rent, general and administrative and depreciation and amortization expense shown separately below)	297,401	(11,322)	(1)(3)(5) (8)	286,079	1,067,694	(35,321)	(1)(3)(5) (8)	1,032,373
Rent—cost of services	26,245	(1,190)	(6)(8)	25,055	88,776	(2,746)	(6)(8)	86,030
General and administrative expense	17,246	(1,360)	(1)(2)(3)(4)(9)	15,886	64,163	(4,249)	(1)(2)(3)(4)(9)	59,914
Depreciation and amortization	7,926	(585)	(7)	7,341	28,111	(2,279)	(7)	25,832
Total expenses	348,818	(14,457)		334,361	1,248,744	(44,595)		1,204,149
Income from operations	24,337	6,398		30,735	93,082	16,529		109,611
Other income (expense):
Interest expense	(793)	46		(747)	(2,828)	184		(2,644)
Interest income	242	—		242	845	—		845
Other expense, net	(551)	46		(505)	(1,983)	184		(1,799)
Income before provision for income taxes	23,786	6,444		30,230	91,099	16,713		107,812
Tax impact of non-GAAP adjustments		2,481				6,434
Tax true-up for effective tax rate		(191)				(109)
Provision for income taxes	9,349	2,290	(10)	11,639	35,182	6,325	(10)	41,507
Net income	14,437	4,154		18,591	55,917	10,388		66,305
Less: net income (loss) attributable to noncontrolling interests	836	(784)		52	485	(290)		195
Net income attributable to The Ensign Group, Inc.	$13,601	$4,938		$18,539	$55,432	$10,678		$66,110

Net income per share
Basic:	$0.27			$0.36	$1.10			$1.31
Diluted:	$0.26			$0.35	$1.06			$1.27

Weighted average common shares outstanding:
Basic	51,308			51,308	50,316			50,316
Diluted	53,193			53,193	52,210			52,210

(1) Represents acquisition-related costs of $604 and $1,397 for the three months and year ended December 31, 2015, respectively.
(2) Represents costs of $131 and $267 for the three months and year ended December 31, 2015, respectively, incurred to recognize income tax credits and effect the stock split in Q4 2015.
(3) Represents stock-based compensation expense of $1,729 and $6,677 for the three months and year ended December 31, 2015, respectively.
(4) Represents costs of $567 and $2,550 for the three months and year ended December 31, 2015, respectively, incurred related to new systems implementation.
(5) Represents revenues and expenses incurred at urgent care centers, excluding rent expense recognized in note (6) below and depreciation expense recognized in note (7) below.
(6) Represents straight-line rent amortization for urgent care centers included in Note (5) and Note (8).
(7) Represents depreciation expense at urgent care centers and amortization costs related to patient base intangible assets at skilled nursing and assisted living facilities.
(8) Represents costs incurred for facilities currently being constructed and start-up operations during the three months and year ended December 31, 2015.
(9) Represents breakup fee, net of costs, received in connection with a public auction in which we were the priority bidder.

(10) Represents the adjustment to provision for income tax to our historical year to date effective tax rate of 38.5% for the three months ended and year ended December 31, 2015.

THE ENSIGN GROUP, INC.
GAAP and ADJUSTED CONSOLIDATED STATEMENT OF INCOME
(In thousands, except per share data)

	Three Months Ended December 31, 2014				Year Ended December 31, 2014
	As Reported	Non-GAAP Adj.		As Adjusted	As Reported	Non-GAAP Adj.		As Adjusted
Revenue	$276,869	$(4,409)	(4)(5)	$272,460	$1,027,406	$(14,505)	(4)(5)	$1,012,901
Expense:
Cost of services (exclusive of rent, general and administrative and depreciation and amortization expense shown separately below)	221,137	(5,060)	(1)(4)(5)	216,077	822,669	(16,966)	(1)(4)(5)	805,703
Rent—cost of services	18,480	(402)	(6)	18,078	48,488	(1,941)	(6)	46,547
General and administrative expense	12,525	(200)	(2)(3)(4)	12,325	56,895	(9,234)	(2)(3)(4)	47,661
Depreciation and amortization	5,087	(371)	(7)	4,716	26,430	(1,265)	(7)	25,165
Total expenses	257,229	(6,033)		251,196	954,482	(29,406)		925,076
Income from operations	19,640	1,624		21,264	72,924	14,901		87,825
Other income (expense):
Interest expense	(486)	46		(440)	(12,976)	6,517		(6,459)
Interest income	159	—		159	594	—		594
Other expense, net	(327)	46		(281)	(12,382)	6,517		(5,865)
Income before provision for income taxes	19,313	1,670		20,983	60,542	21,418		81,960
Tax impact of non-GAAP adjustments		643				8,246
Tax true-up for effective tax rate		(1,082)				(3,492)
Provision for income taxes	8,517	(439)	(8)	8,078	26,801	4,754	(8)	31,555
Net income	10,796	2,109		12,905	33,741	16,664		50,405
Less: net (loss) income attributable to noncontrolling interests	(715)	807		92	(2,209)	2,370		161
Net income attributable to The Ensign Group, Inc.	$11,511	$1,302		$12,813	$35,950	$14,294		$50,244

Net income per share
Basic:	$0.26			$0.28	$0.80			$1.12
Diluted:	$0.25			$0.27	$0.78			$1.09

Weighted average common shares outstanding:
Basic	45,038			45,038	44,682			44,682
Diluted	46,756			46,756	46,190			46,190

(1) Represents acquisition-related costs of $453 and $672 for the three months and year ended December 31, 2014, respectively.
(2) Represents costs of $45 and $138 for the three months and year ended December 31, 2014, respectively, incurred to recognize income tax credits.
(3) Represents costs of $155 and $9,026 for the three months and year ended December 31, 2014, incurred related to the Company's spin-off of real estate assets to CareTrust REIT (CTRE) (the Spin-Off).
(4) Represents revenues and expenses incurred at the three independent living operations transferred to CTRE on June 1, 2014 in connection with the Spin Off, excluding rent expense recognized in note (6) below.
(5) Represents revenues and expenses incurred at newly opened urgent care centers, excluding rent expense recognized in note (6) below and depreciation expense recognized in note (7) below.
(6) Represents straight-line rent amortization for newly opened urgent care centers and the three independent living operations transferred to CTRE included in Note (4).
(7) Represents depreciation expense at newly opened urgent care centers and amortization costs related to patient base intangible assets at skilled nursing and assisted living facilities.
(8) Represents the adjustment to provision for income tax to our historical year to date effective tax rate of 38.5% for the three months ended and year ended December 31, 2014.

THE ENSIGN GROUP, INC.
RECONCILIATION OF NET INCOME TO EBITDA, EBITDAR, ADJUSTED EBITDA AND
ADJUSTED EBITDAR
(in thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Consolidated Statements of Income Data:
Net income	$14,437	$10,796	$55,917	$33,741
Less: net loss attributable to noncontrolling interests	836	(715)	485	(2,209)
Interest expense, net	551	327	1,983	12,382
Provision for income taxes	9,349	8,517	35,182	26,801
Depreciation and amortization	7,926	5,087	28,111	26,430
EBITDA	$31,427	$25,442	$120,708	$101,563
Rent—cost of services	26,245	18,480	88,776	48,488
EBITDAR	$57,672	$43,922	$209,484	$150,051

EBITDA	$31,427	$25,442	$120,708	$101,563
Adjustments to EBITDA:
Spin-Off charges including results at three independent living facilities transferred to CareTrust(a)	$—	$155	$—	$8,904
Urgent care center losses (earnings)(b)	850	(609)	(1,132)	(389)
Breakup fee, net of costs, received in connection with a public auction(c)	—	—	(1,019)	—
Acquisition related costs(d)	604	453	1,397	672
Stock-based compensation expense(e)	$1,729	$—	$6,677	$—
Costs incurred for facilities currently being constructed and other start-up operations(f)	1,528	—	3,054	—
Costs incurred related to new systems implementation(g)	567	—	2,550	—
Professional service fees(h)	131	45	267	138
Rent related to items(a), (b), and (f) above	1,190	402	2,746	1,941
Adjusted EBITDA	$38,026	$25,888	$135,248	$112,829
Rent—cost of services	$26,245	$18,480	$88,776	$48,488
Less: related to items (d) and (f) above	(1,190)	(402)	(2,746)	(1,941)
Adjusted EBITDAR	$63,081	$43,966	$221,278	$159,376

(a) Spin-Off charges including results at three independent living facilities transferred to CareTrust in connection with the Spin-Off transaction.
(b) Operating results at newly opened urgent care centers. This amount excluded rent, depreciation, interest and income taxes. The results also excluded the net loss attributable to the variable interest entity associated with our urgent care business.
(c) Breakup fee, net of costs, received in connection with a public auction.
(d) Costs incurred to acquire an operation which are not capitalizable.
(e) Stock-based compensation expense incurred during the three months and year ended December 31, 2015. Adjusted EBITDA and EBITDAR for the three months and year ended December 31, 2014 did not include non-GAAP adjustment related to stock-based compensation expense of $1.4 million and $5.2 million, respectively. If adjusted for stock-based compensation expense, Adjusted EBITDA for the three months and year ended December 31, 2014 would have been $27.3 million and $118.0 million, respectively, and Adjusted EBITDAR for the three months and year ended December 31, 2014 would have been $45.3 million and $164.6 million, respectively. EBITDA for the year ended December 31, 2014 reflects four month increase in rent expense as a result of the Spin-Off compared to twelve months increase in rent expense for the year ended December 31, 2015.
(f) Costs incurred for facilities currently being constructed and other start-up operations.
(g) Costs incurred related to new systems implementation.
(h) Professional service fees include costs incurred to recognize income tax credits which contributed to a decrease in effective tax rate and expenses incurred in connection with the stock-split effected in December 2015.

THE ENSIGN GROUP, INC.
RECONCILIATION OF NET INCOME TO EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR
(in thousands)
(Unaudited)

The table below reconciles income from operations to EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR for each reportable segment for the periods presented:

	Three Months Ended December 31,				Year Ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
	TSA Services		Home Health and Hospice		TSA Services		Home Health and Hospice

Statements of Income Data:
Income from operations, excluding general and administrative expense(a)	$39,615	$30,445	$3,846	$2,909	$148,207	$126,011	$13,584	$9,701
Depreciation and amortization	5,978	3,749	277	168	21,346	21,669	980	539
EBITDA	$45,593	$34,194	$4,123	$3,077	$169,553	$147,680	$14,564	$10,240
Rent—cost of services	25,266	17,811	369	211	85,216	45,955	1,235	779
EBITDAR	$70,859	$52,005	$4,492	$3,288	$254,769	$193,635	$15,799	$11,019

EBITDA	$45,593	$34,194	$4,123	$3,077	$169,553	$147,680	$14,564	$10,240
Adjustments to EBITDA:
Stock-based compensation expense(b)	1,043	—	60	—	3,933	—	241	—
Costs at facilities currently being constructed and other start-up operations(c)	1,060	—	11	—	3,043	—	11	—
Earnings at three operations transferred to CareTrust (d)	—	—	—	—	—	(122)	—	—
Acquisition related costs(e)	604	453	—	—	1,397	672	—	—
Rent related to item(d) above	644	—	5	—	644	406	5	—
Adjusted EBITDA	$48,944	$34,647	$4,199	$3,077	$178,570	$148,636	$14,821	$10,240
Rent—cost of services	25,266	17,811	369	211	85,216	45,955	1,235	779
Less: rent related to items(d) above	(644)	—	(5)	—	(644)	(406)	(5)	—
Adjusted EBITDAR	$73,566	$52,458	$4,563	$3,288	$263,142	$194,185	$16,051	$11,019

(a) General and administrative expenses are not allocated to any segment for purposes of determining segment profit or loss.
(b) Stock-based compensation expense incurred during the three months ended and year ended December 31, 2015.
(c) Costs incurred for facilities currently being constructed and other start-up operations during the three months ended and year ended December 31, 2015.
(d) Results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off transaction, excluding rent, depreciation, interest and income taxes.
(e) Costs incurred to acquire operations which are not capitalizable.

THE ENSIGN GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	Year Ended December 31,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$41,569	$50,408
Restricted cash — current	—	5,082
Accounts receivable — less allowance for doubtful accounts of $30,308 and $20,438 at December 31, 2015 and 2014, respectively	209,026	130,051
Investments — current	2,004	6,060
Prepaid income taxes	8,141	2,992
Prepaid expenses and other current assets	18,827	8,434
Deferred tax asset — current	15,403	10,615
Total current assets	294,970	213,642
Property and equipment, net	299,633	149,708
Insurance subsidiary deposits and investments	34,713	17,873
Escrow deposits	400	16,153
Deferred tax asset	5,449	11,509
Restricted and other assets	9,631	6,833
Intangible assets, net	45,431	35,568
Goodwill	40,886	30,269
Other indefinite-lived intangibles	18,646	12,361
Total assets	$749,759	$493,916

Liabilities and equity
Current liabilities:
Accounts payable	$36,029	$33,186
Accrued wages and related liabilities	78,890	56,712
Accrued self-insurance liabilities — current	18,122	15,794
Other accrued liabilities	46,205	24,630
Current maturities of long-term debt	620	111
Total current liabilities	179,866	130,433
Long-term debt — less current maturities	99,051	68,279
Accrued self-insurance liabilities — less current portion	37,881	34,166
Deferred rent and other long-term liabilities	3,976	3,235
Total equity	426,985	257,803
Total liabilities and equity	$747,759	$493,916

THE ENSIGN GROUP, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

The following table presents selected data from our consolidated statements of cash flows for the periods presented:

	Year Ended December 31,
	2015	2014
Net cash provided by operating activities	$33,369	$84,880
Net cash used in investing activities	(168,538)	(172,851)
Net cash provided by financing activities	126,330	72,624
Net increase (decrease) in cash and cash equivalents	(8,839)	(15,347)
Cash and cash equivalents at beginning of period	50,408	65,755
Cash and cash equivalents at end of period	$41,569	$50,408

THE ENSIGN GROUP, INC.
REVENUE BY SEGMENT
(in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended December 31,				Year Ended December 31,
	2015		2014		2015		2014
	$	%	$	%	$	%	$	%

TSA Services
Skilled nursing facilities	$306,733	82.2%	$240,654	86.9%	$1,126,388	83.9%	$901,470	87.7%
Assisted and independent living facilities	30,213	8.1	13,134	4.8	88,129	6.6	48,848	4.8
Total TSA services	336,946	90.3	253,788	91.7	1,214,517	90.5	950,318	92.5
Home health and hospice services:
Home health	13,503	3.6	$8,639	3.1	47,955	3.6	29,577	2.9
Hospice	13,344	3.6	7,442	2.7	42,401	3.2	24,939	2.4
Total home health and hospice services	26,847	7.2	16,081	5.8	90,356	6.8	54,516	5.3
All other (1)	9,362	2.5	7,000	2.5	36,953	2.7	22,572	2.2
Total revenue	$373,155	100.0%	$276,869	100.0%	$1,341,826	100.0%	$1,027,406	100.0%
(1) Includes revenue from services provided at our urgent care clinics and mobile ancillary operations.

THE ENSIGN GROUP, INC.
SELECT PERFORMANCE INDICATORS
(Unaudited)
The following tables summarize our selected performance indicators for our TSA services segment along with other statistics, for the periods indicated:

	Three Months Ended December 31,
	2015	2014
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Skilled nursing revenue	$306,733	$240,654	$66,079	27.5%
Assisted and independent living revenue	30,213	13,134	17,079	130.0%
Total transitional, skilled and assisted living revenue	$336,946	$253,788	$83,158	32.8%
Number of facilities at period end	186	136	50	36.8%
Actual patient days	1,357,023	1,026,493	330,530	32.2%
Occupancy percentage — Operational beds	77.2%	78.2%		(1.0)%
Skilled mix by nursing days	30.9%	27.8%		3.1%
Skilled mix by nursing revenue	51.8%	50.4%		1.4%

	Three Months Ended December 31,
	2015	2014
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Skilled nursing revenue	$222,592	$206,596	$15,996	7.7%
Assisted and independent living revenue	7,957	7,885	72	0.9%
Total transitional, skilled and assisted living revenue	$230,549	$214,481	$16,068	7.5%
Number of facilities at period end	101	101	—	—%
Actual patient days	836,313	840,922	(4,609)	(0.5)%
Occupancy percentage — Operational beds	80.5%	81.0%		(0.5)%
Skilled mix by nursing days	30.3%	28.4%		1.9%
Skilled mix by nursing revenue	51.1%	51.2%		(0.1)%

	Three Months Ended December 31,
	2015	2014
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Skilled nursing revenue	$17,387	$16,157	$1,230	7.6%
Assisted and independent living revenue	3,227	3,126	101	3.2%
Total transitional, skilled and assisted living revenue	$20,614	$19,283	$1,331	6.9%
Number of facilities at period end	17	17	—	—%
Actual patient days	102,317	102,723	(406)	(0.4)%
Occupancy percentage — Operational beds	68.7%	68.1%		0.6%
Skilled mix by nursing days	21.2%	20.0%		1.2%
Skilled mix by nursing revenue	42.5%	39.9%		2.6%

	Three Months Ended December 31,
	2015	2014
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Skilled nursing revenue	$66,754	$17,901	$48,853	NM
Assisted and independent living revenue	19,029	2,123	16,906	NM
Total transitional, skilled and assisted living revenue	$85,783	$20,024	$65,759	NM
Number of facilities at period end	68	18	50	NM
Actual patient days	418,393	82,848	335,545	NM
Occupancy percentage — Operational beds	73.3%	67.0%		NM
Skilled mix by nursing days	35.6%	30.6%		NM
Skilled mix by nursing revenue	56.0%	51.3%		NM

(1)	Same Facility results represent all facilities purchased prior to January 1, 2012.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2012 to December 31, 2013.

(3)	Recently Acquired Facility (or "Acquisitions") results represent all facilities purchased on or subsequent to January 1, 2014.

	Year Ended December 31,
	2015	2014
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Skilled nursing revenue	$1,126,388	$901,470	$224,918	25.0%
Assisted and independent living revenue	88,129	48,848	39,281	80.4%
Total transitional, skilled and assisted living revenue	$1,214,517	$950,318	$264,199	27.8%
Number of facilities at period end	186	136	50	36.8%
Actual patient days	4,872,742	3,921,758	950,984	24.2%
Occupancy percentage — Operational beds	77.9%	78.0%		(0.1)%
Skilled mix by nursing days	30.4%	27.6%		2.8%
Skilled mix by nursing revenue	52.6%	50.8%		1.8%

	Year Ended December 31,
	2015	2014
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Skilled nursing revenue	$856,276	$803,173	$53,103	6.6%
Assisted and independent living revenue	31,783	31,495	288	0.9%
Total transitional, skilled and assisted living revenue	$888,059	$834,668	$53,391	6.4%
Number of facilities at period end	101	101	—	—%
Actual patient days	3,316,461	3,324,948	(8,487)	(0.3)%
Occupancy percentage — Operational beds	80.9%	80.7%		0.2%
Skilled mix by nursing days	30.3%	28.4%		1.9%
Skilled mix by nursing revenue	52.9%	51.7%		1.2%

	Year Ended December 31,
	2015	2014
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Skilled nursing revenue	$66,823	$61,955	$4,868	7.9%
Assisted and independent living revenue	12,795	11,759	1,036	8.8%
Total transitional, skilled and assisted living revenue	$79,618	$73,714	$5,904	8.0%
Number of facilities at period end	17	17	—	—%
Actual patient days	406,476	397,461	9,015	2.3%
Occupancy percentage — Operational beds	68.8%	66.4%		2.4%
Skilled mix by nursing days	20.9%	19.1%		1.8%
Skilled mix by nursing revenue	42.5%	40.2%		2.3%

	Year Ended December 31,
	2015	2014
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Skilled nursing revenue	$203,289	$36,342	$166,947	NM
Assisted and independent living revenue	43,551	4,347	39,204	NM
Total transitional, skilled and assisted living revenue	$246,840	$40,689	$206,151	NM
Number of facilities at period end	68	18	50	NM
Actual patient days	1,149,805	171,333	978,472	NM
Occupancy percentage — Operational beds	73.6%	63.3%		NM
Skilled mix by nursing days	34.2%	28.7%		NM
Skilled mix by nursing revenue	54.9%	48.5%		NM

	Year Ended December 31,
	2015	2014
	(Dollars in thousands)		Change	% Change
Transferred to CareTrust(4):
Assisted and independent living revenue	$—	$1,247	$(1,247)	NM
Total transitional, skilled and assisted living revenue	$—	$1,247	$(1,247)	NM
Actual patient days	—	28,016	(28,016)	NM
Occupancy percentage — Operational beds	—%	70.3%		NM

(1)	Same Facility results represent all facilities purchased prior to January 1, 2012.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2012 to December 31, 2013.

(3)	Recently Acquired Facility (or "Acquisitions") results represent all facilities purchased on or subsequent to January 1, 2014.

(4)
Transferred to CareTrust results represent the results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off on June 1, 2014. These results were excluded from Same Facility for the nine months ended September 30, 2014 for comparison purposes.

THE ENSIGN GROUP, INC.
SKILLED NURSING AVERAGE DAILY REVENUE RATES AND
PERCENT OF SKILLED NURSING REVENUE AND DAYS BY PAYOR

The following table reflects the change in skilled nursing average daily revenue rates by payor source, excluding services that are not covered by the daily rate:

	Three Months Ended December 31,
	Same Facility		Transitioning		Acquisitions		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Skilled Nursing Average Daily Revenue Rates:
Medicare	$574.76	$564.79	$487.80	$461.91	$517.23	$561.52	$556.02	$556.58
Managed care	423.69	414.37	472.40	420.03	438.12	458.20	429.72	419.19
Other skilled	434.17	449.96	355.05	—	357.56	335.63	414.07	436.62
Total skilled revenue	494.90	493.66	481.99	447.91	456.37	465.21	484.53	488.76
Medicaid	209.78	185.42	183.69	174.56	195.45	191.46	204.84	184.92
Private and other payors	194.63	191.44	143.84	141.26	215.35	214.46	193.66	187.98
Total skilled nursing revenue	$295.27	$273.56	$240.73	$223.79	$290.21	$278.00	$290.52	$269.91

	Year Ended December 31,
	Same Facility		Transitioning		Acquisitions		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Skilled Nursing Average Daily Revenue Rates:
Medicare	$568.08	$556.11	$485.63	$462.51	$524.90	$542.66	$555.50	$549.12
Managed care	419.39	412.26	462.72	456.88	443.60	448.43	427.16	416.74
Other skilled	456.62	447.26	331.93	253.00	361.20	321.73	436.41	437.08
Total skilled revenue	497.93	491.22	476.58	460.42	463.92	446.07	490.07	487.55
Medicaid	194.26	180.40	176.59	166.35	195.14	187.52	193.04	179.45
Private and other payors	193.90	189.28	145.30	149.56	209.51	209.85	192.04	185.79
Total skilled nursing revenue	$286.65	$269.72	$234.36	$219.98	$288.53	$264.21	$283.31	$265.41

The following tables set forth our percentage of skilled nursing patient revenue and days by payor source for the three months ended December 31, 2015 and 2014:

	Three Months Ended December 31,
	Same Facility		Transitioning		Acquisitions		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Percentage of Skilled Nursing Revenue:
Medicare	27.4%	28.8%	28.7%	27.4%	25.5%	19.5%	27.1%	28.0%
Managed care	16.1	15.5	13.6	12.5	23.2	24.0	17.5	15.9
Other skilled	7.6	6.9	0.2	—	7.3	7.8	7.2	6.5
Skilled mix	51.1	51.2	42.5	39.9	56.0	51.3	51.8	50.4
Private and other payors	8.0	8.9	9.4	10.2	6.8	9.0	7.7	9.0
Quality mix	59.1	60.1	51.9	50.1	62.8	60.3	59.5	59.4
Medicaid	40.9	39.9	48.1	49.9	37.2	39.7	40.5	40.6
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended December 31,
	Same Facility		Transitioning		Acquisitions		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Percentage of Skilled Nursing Days:
Medicare	13.9%	14.0%	14.2%	13.3%	14.3%	9.7%	14.0%	13.6%
Managed care	11.2	10.2	6.9	6.7	15.4	14.5	11.8	10.2
Other skilled	5.2	4.2	0.1	—	5.9	6.4	5.1	4.0
Skilled mix	30.3	28.4	21.2	20.0	35.6	30.6	30.9	27.8
Private and other payors	12.2	12.7	15.7	16.1	9.2	11.8	11.7	13.0
Quality mix	42.5	41.1	36.9	36.1	44.8	42.4	42.6	40.8
Medicaid	57.5	58.9	63.1	63.9	55.2	57.6	57.4	59.2
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

The following tables set forth our percentage of skilled nursing patient revenue and days by payor source for the year ended December 31, 2015 and 2014:

	Year Ended December 31,
	Same Facility		Transitioning		Acquisitions		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Percentage of Skilled Nursing Revenue:
Medicare	29.6%	30.2%	27.5%	25.8%	25.1%	18.7%	28.6%	29.4%
Managed care	15.9	15.1	14.8	14.4	23.3	20.9	17.2	15.3
Other skilled	7.4	6.4	0.2	—	6.5	8.9	6.8	6.1
Skilled mix	52.9	51.7	42.5	40.2	54.9	48.5	52.6	50.8
Private and other payors	8.1	9.0	9.7	11.4	8.0	8.6	8.2	9.1
Quality mix	61.0	60.7	52.2	51.6	62.9	57.1	60.8	59.9
Medicaid	39.0	39.3	47.8	48.4	37.1	42.9	39.2	40.1
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Year Ended December 31,
	Same Facility		Transitioning		Acquisitions		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Percentage of Skilled Nursing Days:
Medicare	14.9%	14.6%	13.3%	12.2%	13.8%	9.1%	14.6%	14.2%
Managed care	10.8	9.9	7.5	6.9	15.2	12.3	11.4	9.7
Other skilled	4.6	3.9	0.1	—	5.2	7.3	4.4	3.7
Skilled mix	30.3	28.4	20.9	19.1	34.2	28.7	30.4	27.6
Private and other payors	12.1	12.8	15.6	16.8	11.0	10.9	12.1	13.1
Quality mix	42.4	41.2	36.5	35.9	45.2	39.6	42.5	40.7
Medicaid	57.6	58.8	63.5	64.1	54.8	60.4	57.5	59.3
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

THE ENSIGN GROUP, INC.
SELECT PERFORMANCE INDICATORS
(in thousands)
(Unaudited)

The following tables summarize our selected performance indicators for our home health and hospice segment along with other statistics, for the periods indicated:

	Three Months Ended December 31,
	2015	2014	Change	% Change
Results:	(Dollars in thousands)
Home health and hospice revenue:
Home health services	$13,503	$8,639	$4,864	56.3%
Hospice services	13,344	7,442	5,902	79.3
Total home health and hospice revenue	$26,847	$16,081	$10,766	66.9%
Home health services:
Medicare Episodic Admissions	2,191	1,768	423	23.9%
Average Medicare Revenue per Completed Episode	2,856	2,945	(89)	(3.0)%
Hospice services:
Average Daily Census	842	493	349	70.8%

	Year Ended December 31,
	2015	2014	Change	% Change
Results:	(Dollars in thousands)
Home health and hospice revenue:
Home health services	$47,955	$29,577	$18,378	62.1%
Hospice services	42,401	24,939	17,462	70.0
Total home health and hospice revenue	$90,356	$54,516	$35,840	65.7%
Home health services:
Medicare Episodic Admissions	7,534	5,221	2,313	44.3%
Average Medicare Revenue per Completed Episode	2,929	2,840	89	3.1%
Hospice services:
Average Daily Census	679	420	259	61.7%

THE ENSIGN GROUP, INC.
REVENUE BY PAYOR SOURCE

The following table sets forth our total revenue by payor source and as a percentage of total revenue for the periods indicated:

	Three Months Ended December 31,				Year Ended December 31,
	2015		2014		2015		2014
	$	%	$	%	$	%	$	%
	(Dollars in thousands)				(Dollars in thousands)
Revenue:
Medicaid	$123,388	33.1%	$97,133	35.1%	$439,996	32.8%	$358,119	34.9%
Medicare	104,542	28.0	81,182	29.3	395,503	29.5	313,144	30.5
Medicaid-skilled	20,698	5.5	14,583	5.3	71,905	5.4	51,157	5.0
Total	248,628	66.6	192,898	69.7	907,404	67.7	722,420	70.4
Managed Care	58,395	15.6	40,480	14.6	206,770	15.4	145,796	14.2
Private and Other(1)	66,132	17.8	43,391	15.7	227,652	16.9	159,190	15.4
Total revenue	$373,155	100.0%	$276,769	100.0%	$1,341,826	100.0%	$1,027,406	100.0%
(1) Private and other payors also includes revenue from urgent care centers and mobile ancillary operations.

Discussion of Non-GAAP Financial Measures

EBITDA consists of net income before (a) interest expense, net, (b) provisions for income taxes and (c) depreciation and amortization. EBITDAR consists of net income before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization and (d) rent-cost of services. Adjusted EBITDA consists of net income before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, (d) costs incurred for operations currently being constructed and other start-up operations, excluding rent, depreciation, interest and income taxes, (e) Spin-Off charges including results at three independent living facilities transferred to CareTrust in connection with the Spin-Off transaction, excluding rent, depreciation, interest and income taxes, (f) stock-based compensation expense, (g) costs incurred related to new systems implementation, (h) breakup fee, net of costs, received in connection with a public auction in which we were the priority bidder, (i) professional service fees include costs incurred to recognize income tax credits which contributed to a decrease in effective tax rate and expenses incurred in connection with the stock-split effected in December 2015, (j) costs incurred to acquire operations which are not capitalized, and (k) operating results at urgent care centers, excluding depreciation, interest and income taxes. Adjusted EBITDAR consists of net income before (a) interest expense, net, (b)provisions for income taxes, (c) depreciation and amortization, (d) rent-cost of services, (e) costs incurred for facilities currently being constructed and other start-up operations, excluding rent, depreciation, interest and income taxes, (f) Spin-Off charges including results at three independent living facilities transferred to CareTrust in connection with the Spin-Off transaction, excluding rent, depreciation, interest and income taxes, (g) stock-based compensation expense, (h) costs incurred related to new systems implementation, (i) breakup fee, net of costs, received in connection with a public auction in which we were the priority bidder , (j) professional service fees include costs incurred to recognize income tax credits which contributed to a decrease in effective tax rate and expenses incurred in connection with the stock-split effected in December 2015, (k) costs incurred to acquire operations which are not capitalized and (l) operating results at urgent care centers, excluding rent, depreciation, interest and income taxes. The company believes disclosure of adjusted net income per share, EBITDA, EBITDAR, adjusted EBITDA and adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The company's periodic filings are available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Ensign's website at http://www.ensigngroup.net.